                                                                   EXHIBIT 3.125

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SCC710N                    COMMONWEALTH OF VIRGINIA
(06/02)                  STATE CORPORATION COMMISSION

                              ARTICLES OF AMENDMENT

                       CHANGING THE NAME OF A CORPORATION
                    BY UNANIMOUS CONSENT OF THE SHAREHOLDERS

The undersigned, pursuant to ss. 13.1-710 of the Code of Virginia, executes these articles and states as follows:

                                       ONE

The name of the corporation is Delta Construction Management, Inc.
                               ------------------------------------------------
                                       TWO

The name of the corporation is changed to Titan Facilities, Inc.
                                          -------------------------------------

                                      THREE

The foregoing amendment was adopted by unanimous consent of the shareholders on

                                 April 22, 2003.
-------------------------------------------------------------------------------
                                     (date)

The undersigned declares that the facts herein stated are true as
of                                                                  May 1, 2003.
                                                                   ------------
                                                                      (date)

                       Delta Construction Management, Inc.
                -----------------------------------------------
                              (Name of corporation)

                             By: /s/ CHERYL L. BARR
                -----------------------------------------------
                                   (Signature)

                            Cheryl L. Barr, Secretary
                -----------------------------------------------
                       (Printed name and corporate title)

                        SEE INSTRUCTIONS ON THE REVERSE.

[LOGO]

SCC71ON                      COMMONWEALTH OF VIRGINIA
(06/02)                    STATE CORPORATION COMMISSION

                              ARTICLES OF AMENDMENT
                       CHANGING THE NAME OF A CORPORATION
                    BY UNANIMOUS CONSENT OF THE SHAREHOLDERS

The undersigned, pursuant to ss. 13.1-710 of the Code of Virginia, executes these articles and states as follows:

                                       ONE

The name of the corporation is      DELTA RESEARCH CORPORATION
                               ------------------------------------------------

                                       TWO

The name of the corporation is changed to DELTA CONSTRUCTION MANAGEMENT, INC.
                                          -------------------------------------

                                      THREE

The foregoing amendment was adopted by unanimous consent of the shareholders on

                                JANUARY 8, 2003.
-------------------------------------------------------------------------------
                                     (date)

The undersigned declares that the facts herein stated are
true as of                                                      JANUARY 8, 2003.
                                                                ---------------
                                                                     (date)

                           DELTA RESEARCH CORPORATION
             ---------------------------------------------------
                              (Name of corporation)

                             By: /s/ CHERYL L. BARR
             ---------------------------------------------------
                                   (Signature)

                            Cheryl L. Barr, Secretary
             ---------------------------------------------------
                       (Printed name and corporate title)

                         SEE INSTRUCTIONS ON THE REVERSE

                              ARTICLES OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                          DELTA RESEARCH, INCORPORATED

     1.    By a consent in writing setting forth a resolution, signed by all of the Directors of the Corporation before the resolution was submitted to a vote of the stockholders, the Directors adapted a resolution finding that the following proposed amendment of its Articles of Incorporation was in the best interests of the Corporation and directing that it be submitted to a vote of the stockholders: that the name of the Corporation shall be DELTA RESEARCH
CORPORATION.

     2.    On February 1, 1974, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment.
The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was called, and was accompanied by a copy of the proposed meeting amendment.

     3.    On March 1, 1974, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

     4.    The number of shares of stock of the Corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment, the number of shares voted for and against the amendment, the number of shares of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:

     Shares outstanding, all classes, 20,000

     *Shares entitled to vote, all classes, 20,000

     *Shares, all classes, voted: FOR 20.000; AGAINST -0-

     *Shares entitled to vote as a class, if any: Not applicable

     Executed in the name of the Corporation by its President or a
Vice-president and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

     DATED: April 2, 1974.

                                  DELTA RESEARCH, INCORPORATED

                                  By   /s/ EARL CRISLER
                                       -----------------------------------
                                           Earl Crisler, President

                                  and

                                      /s/ RICHARD A. BARTL
                                     -----------------------------------
                                          Richard A. Bartl, Secretary

                                A F F I D A V I T
                                - - - - - - - - -

     COMES NOW EARL CRISLER, President of the Corporation, and, after being duly sworn, states that the above Articles of Amendment are true and accurate to the best of his knowledge, information, and belief and that the Articles shall be executed by the Corporation.

                                  /s/ EARL CRISLER
                                  -------------------------------------------
                                  Earl Crisler

Sworn and subscribed to before me this 1st day of May, 1974.

My commission expires:  (Commissioned as Sarah J. Sigworth)
                         My Commission expires April 6, 1976

                                                                          [SEAL]

                                      /s/ SARAH S. MATHIS
                                      ------------------------------------------
                                      Notary Public

                              ARTICLES OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                          DELTA RESEARCH, INCORPORATED

     1.    By a consent in writing setting forth a resolution, signed by all of the Directors of the Corporation before the resolution was submitted to a vote of the stockholders, the Directors adopted a resolution finding that the following proposed amendment of its Articles of Incorporation was in the best interests of the Corporation and directing that it be submitted to a vote of the stockholders: that the number of shares the Corporation be authorized to issue shall be increased to 2,000,000 and that the par value of the shares shall be
$.01 per share.

     2.    On February 1, 1974, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment.
The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was called, and was accompanied by a copy of the proposed amendment.

     3.    On March 1, 1974, the meeting of the stockholders was held and the amendment proposed by the Board of Directors, as set forth above, was adopted by the stockholders.

     4.    The number of shares of stock of the Corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment, the number of shares voted for and against the amendment, the number of shares of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:

     Shares outstanding, all classes, 20,000

     *Shares entitled to vote, all classes, 20,000

     *Shares, all classes, voted: FOR 20,000; AGAINST -0-

     *Shares entitled to vote as a class, if any: Not Applicable

     Executed in the name of the Corporation by its President or a Vice
President and its Secretary or Assistant Secretary who declare under the penalties of perjury that the facts stated therein are true.

     Dated the 2nd day of April, 1974.

                           DELTA RESEARCH, INCORPORATED

                           By   /s/ EARL CRISLER
                                -----------------------------------
                                President -- Earl Crisler

                           and

                                /s/ RICHARD A. BARTL
                                -----------------------------------
                                Secretary -- RICHARD A. BARTL

                                A F F I D A V I T
                                - - - - - - - - -

         Comes now EARL CRISLER, President of the Corporation, and after being duly sworn, states that the above Articles of Amendment are true and accurate to the best of his knowledge, information, and belief and that the Articles shall be executed by the Corporation.

                                /s/ EARL CRISLER
                                -----------------------------------
                                Earl Crisler

Sworn and subscribed to before me this 2nd day of April, 1974.

My commission expires:     (Commissioned as Sarah J. Sigworth)
                            My Commission expires April 6, 1976

                                /s/ SARAH S. MATHIS
                                -----------------------------------
                                Notary Public

                                                                          [SEAL]

                              ARTICLES OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                       OPERATIONAL SOLUTIONS, INCORPORATED

     1.    By a consent in writing setting forth a resolution, signed by all of the directors of the corporation before the resolution was submitted to a vote of the stockholders, the directors adopted a resolution finding that the following proposed amendment of its articles of incorporation was in the best interests of the corporation and directing that it be submitted to a vote of the stockholders: that the name of the corporation shall be DELTA RESEARCH,
INCORPORATED.

     2.    On May 10, 1973, being not less than twenty-five (25) days nor more than fifty (50) days before the meeting of the stockholders to act upon the proposed amendment, written notice of the meeting was given personally or by mail to each stockholder of record entitled to vote on the proposed amendment.
The notice stated the place, day and hour of the meeting and the purpose or purposes for which it was called, and was called, and was accompanied by a copy of the proposed amendment.

     3.    On June 5, 1973, the meeting of the stockholders was held and the amendment proposed by the board of directors, as set forth above, was adopted by the stockholders.

     4.    The number of shares of stock of the corporation outstanding on the record date, the number of shares entitled to vote on the proposed amendment, the number of shares voted for and against the amendment, the number of shares of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:

     Shares outstanding, all classes, 10,000

     *Shares entitled to vote, all classes, 10,000

     *Shares, all classes, voted: FOR 10,000; AGAINST -0-

     *Shares entitled to vote as a class, if any: Not applicable

     Executed in the name of the corporation by its president or a vice president and its secretary or assistant secretary who declare under the penalties of perjury that the facts stated therein are true.

     Dated June 13, 1973.
           -------------

                          OPERATIONAL SOLUTIONS, INC.

                          by    /s/ THOMAS P. TYLER
                                -----------------------------------
                                President, Thomas P. Tyler

                          and

                                /s/ JANET A. STRANG
                                -----------------------------------
                                Secretary, Janet Strang

                                A F F I D A V I T
                                - - - - - - - - -

     Comes now THOMAS P. TYLER, president of the corporation, and, after being duly sworn, states that the above Articles of Amendment are true and accurate to the best of his knowledge, information, and belief and that the articles shall be executed by the corporation.

                                /s/ THOMAS P. TYLER
                                -----------------------------------
                                THOMAS P. TYLER

Sworn and subscribed to before me this 13th day of June, 1973.

My commission expires the 6th day of April, 1976.

                                /s/ SARAH J. SIGWORTH
                                -----------------------------------
                                Notary Public

                                                                          [SEAL]

                            ARTICLES OF INCORPORATION
                                       OF
                           OPERATIONAL SOLUTIONS, INC.

     We hereby associate to form a stock corporation under the provisions of
Chapter I of Tide 13.1 of the Code of Virginia and to that end set forth the following:

     1.    The name of the Corporation is Operational Solutions, Inc.

     2.    The purpose for which the Corporation is organized is to provide technical, financial, business and marketing consulting and related services to clients in Government and Industry.

     3.    In addition the Corporation shall have the power to enter into partnership agreements with other corporations and individuals, and also to carry on business of any character whatsoever that is not prohibited by law or required to be stated in these Articles.

     4.    The aggregate number of shares which the Corporation shall have the authority to issue and the par value per share are as follows:

                                   NO. OF                    PAR VALUE
CLASS                              SHARES                    PER SHARE
                                --------------        -----------------------
Common Stock                       100,000                      $.10

     5.    The post office address of the initial registered office of the
Corporation is 901 North Washington Street, Alexandria, Virginia. The name of the City in which the initial registered office is located is Alexandria,
Virginia. The name of the original registered agent of the Corporation, who is a resident of Virginia and a member of the Virginia State Bar, and whose address is the same as the address of the initial registered office of the Corporation is James I. Burkhardt.

     6.    The number of Directors constituting the initial Board of Directors is three (3) and the names and addresses are:

NAME                                                  ADDRESS
Thomas P. Tyler                              329 N. Pitt Street
                                             Alexandria, Virginia 22314
Gary Frink                                   2535 Massachusetts Ave., N.W.
                                             Washington, D.C. 20008
Georgia Lawler                               4636 Broadbranch Road, N.W.
                                             Washington, D.C. 20008

     7.    Each person now or hereafter a Director or officer of the Corporation
(and his heirs, executors and administrators) shall be indemnified by the
Corporation against all claims, liabilities, judgments, settlements, costs, and expenses, including all attorneys' fees, imposed upon or reasonably incurred by him in connection with or resulting from any action, suit, proceeding or claim to which he is or may be made a party by reason of his being or having been a
Director or Officer of the Corporation (whether or not a Director or Officer at the time such costs or expenses are incurred by or imposed upon him), except in relation to matters to which he shall have been finally adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of his duties as such Director or Officer. In the event of any other judgment against such Director or Officer or in the event of a settlement, the indemnification shall be made only if the Corporation shall be advised, in case none of the persons involved shall be or have been a Director, by the Board of Directors of the Corporation, and otherwise by independent Counsel to be appointed by the Board of Directors, that in its or his opinion such Director or
Officer was not guilty of gross negligence or willful misconduct in the performance of his duty, and in the event of a settlement, that such settlement was or is in the best interest of the Corporation. If the determination is to be made by the Board of Directors, it may rely as to all questions of law on the advice of independent counsel. Such right of indemnification shall not be deemed exclusive of any rights to which he may he entitled under any by law agreement, vote of stockholders, or otherwise.

     8.    No holder of shares of any class of stock of the Corporation shall have any pre-emptive right to purchase or subscribe to (i) any shares of any class of stock of the corporation, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such stock, or (iii) any securities or obligations convertible into any such stock or into warrants, rights or options to purchase such stock.

DATED: OCTOBER 5, 1972.

NAME                                        ADDRESS

/s/ SARAH SIGWORTH                         901 North Washington Street
----------------------------------------     Alexandria, Virginia 22314
Sarah Sigworth

/s/ PATRICIA A. DEWITT                     901 North Washington Street
----------------------------------------     Alexandria, Virginia 22314
Patricia A. DeWitt

/s/ JAMES I. BURKHARDT                     901 North Washington Street
----------------------------------------     Alexandria, Virginia 22314
James I. Burkhard

        Incorporators